Virtus Opportunities Trust

Supplement dated June 9, 2011 to the Prospectus and

Statement of Additional Information (“SAI”)

dated January 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

The following paragraph replaces the third paragraph appearing after the tables on page 142 of the statutory prospectus and on page 67 of the SAI:

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds and Virtus AlphaSector Rotation Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT8020/FF&CDSCUpdate (6/11)